UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2021 (June 25, 2021)

Emerald Holding, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38076	42-1775077
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Broadway, 14th Floor New York, New York		10005
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 226-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☒

Item 1.01	Entry into a Material Definitive Agreement.

On June 25, 2021, Emerald X, Inc. (the “Borrower”), a wholly-owned subsidiary of Emerald Holding, Inc. (the “Company”), entered into a Third Amendment to Amended and Restated Credit Agreement (the “Amendment”), by and among the Borrower, the guarantors party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent, which amends that certain Amended and Restated Credit Agreement, dated as of May 22, 2017 (as amended from time to time, the “Credit Agreement”). Certain terms of the Credit Agreement are described below, and reference is made to the Credit Agreement for complete terms and conditions.

Pursuant to the Amendment, the existing Credit Agreement has been modified as follows:

(a)	The maturity of the revolving commitments under the Credit Agreement has been extended by 18 months to November 23, 2023;
(b)	The aggregate revolving commitments under the Credit Agreement have been reduced from $150,000,000 to $110,000,000;
(c)

A condition to future revolving advances was added such that the Borrower is only permitted to borrow new revolving loans if the aggregate amount of unrestricted cash of the Borrower and its consolidated subsidiaries is no more than $40,000,000 (subject to certain exceptions and exclusions); and

(d)

From and after the effective date of the Amendment, certain dividends and distributions to stockholders will be limited to the greater of (i) $40,000,000 and (ii) 35% of the cumulative amount of Consolidated EBITDA (excluding proceeds of event cancellation insurance), with amounts incurred in reliance on clause (i) above not to exceed $20,000,000 in any one fiscal year.

The foregoing description of the Amendment and the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibits 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1 104

Third Amendment to Amended and Restated Credit Agreement, among Emerald X, Inc., the guarantors party thereto, Bank of America, N.A. and the other lenders party thereto, dated June 25, 2021.

Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2021		EMERALD HOLDING, INC.

	By:	/s/ Mitchell Gendel
Mitchell Gendel
General Counsel and Corporate Secretary